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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                  APRIL 30, 2001
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



            PENNSYLVANIA                     1-3551              25-0464690
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    (State or other jurisdiction          (Commission          (IRS Employer
          of incorporation)               File Number)       Identification No.)



 ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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                   (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code       (412) 553-5700
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                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 7.   Financial Statements and Exhibits

   (c)    Exhibits

 Exhibit No.  Document Description                                          PAGE
 ----------   --------------------                                          ----
 99.1         Unaudited Year 2000 Quarterly Income Statement                   3
 99.2         Unaudited Year 1999 Quarterly Income Statement                   4
 99.3         Year 2000 Quarterly Statistics - Equitable Production Company    5
 99.4         Year 1999 Quarterly Statistics - Equitable Production Company    6
 99.5         Year 2000 Quarterly Statistics - Equitable Utilities             7
 99.6         Year 1999 Quarterly Statistics - Equitable Utilities             8
 99.7         Year 2000 Quarterly Statistics - Noresco                         9
 99.8         Year 1999 Quarterly Statistics - Noresco                        10


ITEM 9.   Regulation FD Disclosure

             Equitable Resources, Inc. (the Registrant; NYSE: EQT) is making available quarterly historical financial information reclassified to conform to year-end year 2000 presentation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  EQUITABLE RESOURCES, INC.
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                                                         (Registrant)


                                          By       /s/  David L. Porges
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                                                       David L. Porges
                                                Executive Vice President and
                                                   Chief Financial Officer


      APRIL 30, 2001
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